                                                                     EXHIBIT 1.1

                               PURCHASE AGREEMENT
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================================================================================

                      UNION TEXAS PETROLEUM HOLDINGS, INC.

                            (A DELAWARE CORPORATION)

                                                  SHARES

                     % SERIES A CUMULATIVE PREFERRED STOCK

                               PURCHASE AGREEMENT

Dated: March   , 1998

================================================================================
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UNION TEXAS PETROLEUM HOLDINGS, INC.
                            (A DELAWARE CORPORATION)

                                                  SHARES

                         % SERIES A CUMULATIVE PREFERRED STOCK

                               PURCHASE AGREEMENT

                                                                  March   , 1998

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Salomon Brothers Inc
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Brothers Inc (the "Underwriters") an aggregate of           shares of
     % Series A Cumulative Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (i) A registration statement in respect of the Preferred Stock has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the various parts of such registration statement, including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the final prospectus used in connection with the offering of the Preferred Stock, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), being hereinafter called the "Prospectus"; any reference herein to the Prospectus being deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Prospectus; any reference to any amendment or supplement to the Prospectus being deemed to refer to and include any documents filed after the date of such Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the

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     effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

          (ii) The documents incorporated by reference in the Prospectus or any amendment or supplement thereto, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iii) The Registration Statement and the Prospectus conforms, and any further amendment or supplement to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the published rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (iv) The Prospectus was filed with the Commission pursuant to Rule 424(b)(3) within the applicable time period prescribed for such filing by the rules and regulations under the Act;

          (v) None of the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar Company, a Texas general partnership ("Unimar"), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or any amendment or supplement thereto, which loss or interference is material to the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement, (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and (iii) stock repurchases in accordance with the Company's publicly announced stock repurchase program) or any increase of more than $75,000,000 in the consolidated short-term or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement or the Prospectus or any amendment or supplement thereto;

          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus or any amendment or supplement thereto, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of

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     the failure to be so qualified in any such jurisdiction; each subsidiary of the Company identified in Annex II hereto (collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas; and the Company does not have any subsidiary that is a "significant subsidiary" (within the meaning of the published rules and regulations of the Commission under the Act) that is not identified in Annex II hereto;

          (vii) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and all of such shares of capital stock and 50% of the equity interests in Unimar (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (viii) The Preferred Stock has been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and non-assessable and will conform to the description of the Preferred Stock contained in the Prospectus or any amendment or supplement thereto;

          (ix) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or by which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is bound or to which any of the property or assets of the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or, to the best of the Company's knowledge, Unimar or any of their properties (excluding conflicts, breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole), nor will any such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Stock by the Underwriters;

          (x) Other than as set forth in the Prospectus or any amendment or supplement thereto, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is a party or of which any property of the Company or any of its subsidiaries or, to the best of the Company's knowledge, Unimar is the subject which, if determined adversely to the Company or any of its subsidiaries or Unimar, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xi) Price Waterhouse LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and
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     regulations of the Commission thereunder, and the offer and sale of the
     Preferred Stock will not subject the Company to registration under, or result in a violation of, the Investment Company Act; and

          (xiii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

     2. Subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price per
share of $          the number of shares of Preferred Stock set forth opposite the name of such Underwriter on Schedule A hereto.

     3. Upon the authorization by you of the release of the Preferred Stock, the several Underwriters propose to offer the Preferred Stock for sale upon the terms and conditions set forth in the Prospectus or any amendment or supplement thereto.

     4. Certificates in definitive form of the shares of Preferred Stock to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Merrill Lynch may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company, in immediately available funds, all at the office of Merrill Lynch, North Tower, World Financial Center, New York, New York, or through the facilities of The Depository Trust Company. The time and date of such delivery and payment shall
be 9:30 a.m., New York time, on March   , 1998 or such other time and date as
you and the Company may agree upon in writing. Such time and date for delivery of the Preferred Stock is herein called the "Time of Delivery". Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such office of Merrill Lynch.

     5. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus and any amendment or supplement thereto in a form approved by you and to file the Prospectus or any such amendment or supplement thereto pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, and, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or supplement to the Registration Statement or Prospectus after the date of this Agreement and prior to the Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time after the Time of Delivery when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Preferred Stock; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Preferred Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Preferred Stock for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Stock, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

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

          (c) To furnish you with copies of the Prospectus or any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required in the judgment of counsel for the Underwriters at any time prior to the expiration of nine months after the date of this Agreement and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to further amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus as then amended or supplemented in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Preferred Stock at any time nine months or more after the date of this Agreement, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date hereof the Company will not, and will obtain the agreement of each of its executive officers that they will not, offer, sell, contract to sell or otherwise dispose of (other than pursuant to stock option, other incentive benefit or savings plans existing, or on the conversion, exchange or exercise of convertible, exchangeable or exercisable securities outstanding, on the date of this Agreement) any Preferred Stock or securities convertible or exchangeable into or exercisable for Preferred Stock, without your prior written consent or as described in the Prospectus or any supplement or amendment thereto;

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Preferred Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum
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and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Stock; (iii) all expenses in connection with the qualification of the Preferred Stock for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Stock; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section, other than transfer taxes. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Preferred Stock by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Preferred Stock being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) King & Spalding, counsel for the Company, shall have furnished to you its written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (ii) All of the issued shares of capital stock of the Company (including the Preferred Stock being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Preferred Stock conforms to the description of the Preferred Stock contained in the Prospectus and any amendment or supplement thereto;

             (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases a material amount of properties, or conducts any material business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates);

             (iv) Each Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; to the best of such counsel's knowledge after reasonable investigation, Unimar has been duly formed and is validly existing as a partnership under the laws of the State of Texas; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully
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

        paid and non-assessable, and (except for directors' qualifying shares and shares held by third parties solely to satisfy local law requirements and except as otherwise set forth in the Prospectus), to the best of such counsel's knowledge after reasonable investigation and except as set forth in a schedule to such counsel's opinion, all of such shares of capital stock and 50% of the equity interests in Unimar are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims within the meaning of the Uniform Commercial Code (such counsel being entitled to (A) state that the opinion in this clause relating to the ownership of capital stock and equity interests is based solely on a review of the corporate records of the Company and its subsidiaries and the records of Unimar, the certificate or certificates representing such shares of capital stock and evidence of such equity interests in Unimar and a certificate or certificates in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on such shares of capital stock and equity interests, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate or certificates and (B) rely in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries furnished to you at such Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates);

             (v) To the best of such counsel's knowledge after reasonable investigation, other than as set forth in the Prospectus, there is no pending or threatened action, suit or proceeding before any court or any governmental agency or body or any arbitrator involving the Company, any Material Subsidiary or Unimar required to be disclosed in the Registration Statement that is not adequately disclosed therein;

             (vi) This Agreement has been duly authorized, executed and delivered by the Company;

             (vii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the Restated Certificate of Incorporation or By-laws of the Company and, to the best of such counsel's knowledge after reasonable investigation, such action will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is a party or by which the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar is subject, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any of its Material Subsidiaries or, to the best of such counsel's knowledge, Unimar or any of their properties (excluding breaches, violations and defaults that, individually or in the aggregate, will not have any material adverse effect on the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole);

             (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Stock by the Underwriters;

             (ix) The statements made in the Prospectus and any amendment or supplement thereto under the captions "Description of Series A Preferred Stock" and "Certain United States Federal Income Tax Consequences" insofar as such statements constitute summaries of the legal matters and documents referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize such legal matters and documents;

             (x) The documents incorporated by reference in the Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial
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

        statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder; and

             (xi) The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and engineering and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder.

          Such counsel shall state that, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in any of the documents referred to in subclause (x) of this Clause (c) or in the Registration Statement or the Prospectus (except as and to the extent described in subclause (ix) of this Clause (c)), they have no reason to believe that (i) any of the documents referred to in subclause (x) of this Clause (c) when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; or (ii) as of its effective date, the Registration Statement or any amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion or belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or any amendment or supplement thereto or required to be described in the Registration Statement or the Prospectus or any amendment or supplement thereto which are not filed or incorporated by reference or described as required.

          In rendering the opinions referred to in subclauses (ii) (other than with respect to authorized capitalization), (iii), (iv), (v), (vii) and
     (viii) of this Clause (c), such counsel may rely upon an opinion of [Alan
     R. Crain, Jr., Esq., Vice President and General Counsel] of the Company, furnished to you at such Time of Delivery, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinion.

          In rendering such opinion, such counsel may state that they expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the State of Texas and the General Corporation Law of the State of Delaware.

          (d) On the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Price Waterhouse shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (e) (i) None of the Company or any of its subsidiaries or Unimar shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which loss or interference is material to the Company and its subsidiaries taken as a whole, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than (i) any shares of capital stock of the Company sold upon the exercise of a subscription, option or warrant or the conversion of a security outstanding on the date of this Agreement, (ii) any shares of such capital stock, or other securities convertible or exercisable or exchangeable for such shares, in either case issued pursuant to any employee stock option or benefit plan of the Company existing on the date of this Agreement and
     (iii) stock repurchases in accordance with the Company's publicly announced stock repurchase program) or any increase of more than $75,000,000 in the consolidated short-term or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Stock being delivered at such Time of Delivery on the terms and in the manner contemplated in the Registration Statement or the Prospectus or any amendment or supplement thereto;

          (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities (other than Moody's Investors Services, Inc.'s "negative outlook" on its rating of the Company's debt securities, which outlook was publicly announced prior to the date hereof);

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Stock being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus or any supplement or amendment thereto; and

          (h) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of the Company (executed by appropriate officers of the Company) satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (e) of this Section, and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Preferred Stock to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by a party entitled to indemnification under subsection (a) or (b) above (the "indemnified party") of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against a party required to provide indemnification to such indemnified party under such subsection (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel), apart from counsel to such indemnifying party, for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall be liable for any settlement of any such action effected without its consent, provided that such consent is not unreasonably withheld or delayed.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Preferred Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Preferred Stock purchased under this Agreement (before deducting expenses) received by the Company on the one hand bear to the total underwriting discounts and commissions received by the Underwriters on the other with respect to the Preferred Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented on the date hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Stock which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Stock on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Stock, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Stock on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such

Preferred Stock, or the Company notifies you that it has so arranged for the purchase of such Preferred Stock, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or any amendment or supplement thereto, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the then supplemented or amended Prospectus which in your opinion and the opinion of the Company may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Stock.

     (b) If, after giving effect to any arrangements for the purchase of the Preferred Stock of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such shares of Preferred Stock which remains unpurchased does not exceed one-eleventh of the aggregate number of all the shares of Preferred Stock to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares of Preferred Stock which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of Preferred Stock which such Underwriter agreed to purchase hereunder) of the Preferred Stock of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Preferred Stock of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such shares of Preferred Stock which remains unpurchased exceeds one-eleventh of the aggregate number of all the shares of Preferred Stock to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Preferred Stock of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Preferred Stock.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall have no liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Preferred Stock is not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all of their out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Stock not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Preferred Stock not so delivered except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, North Tower, World Financial Center, New York, N.Y. 10281, Attention: [Registration Department]; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the

Registration Statement, Attention: Secretary; [provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request]. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any Preferred Stock from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.

                                            Very truly yours,

                                            UNION TEXAS PETROLEUM
                                            HOLDINGS, INC.

                                            By:
                                               ---------------------------------

                                               ---------------------------------
                                               Name:
                                               Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:
   ----------------------------------------------
           Authorized Signatory

[SALOMON BROTHERS INC]

By:
   ----------------------------------------------
           Authorized Signatory

                                   SCHEDULE A

                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                              PREFERRED STOCK
                        UNDERWRITER                           TO BE PURCHASED
                        -----------                           ---------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
[Salomon Brothers Inc]......................................
                                                                 ---------
Total.......................................................
                                                                 =========

                                                                         ANNEX I

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

     (ii) In their opinion, the financial statements and financial statement schedules provided pursuant to Article 12 of Regulation S-X audited by them and incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the applicable related published rules and regulations thereunder with respect to Registration Statements on Form S-3; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

     (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements referred to below, a reading of the latest available interim financial data of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters regarding the specified items for which representations are requested below, nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

          (A) the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles, when read in conjunction with the audited financial statements and notes thereto incorporated by reference in the Registration Statement, applied on a basis substantially consistent with the basis for the audited consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (B) at the date of the latest available interim financial data and at a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term or long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets (working capital) or stockholders' equity or other items heretofore determined with the Underwriters, or any increases in any items heretofore determined with the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (C) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (B) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items heretofore determined with the Underwriters or any increases in any items heretofore determined with the Underwriters, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II

                             MATERIAL SUBSIDIARIES

Union Texas Petroleum Energy Corporation
Union Texas International Corporation
Union Texas East Kalimantan Limited
Union Texas Pakistan, Inc.
Union Texas Petroleum Limited
Unistar, Inc.
Union Texas Britannia Limited
Union Texas Finance, Inc.

[others]